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                             FIRST AMENDMENT TO AGREEMENT

    THIS FIRST AMENDMENT TO AGREEMENT (the "First Amendment") is made as of October 24, 1996, by and between Lube & Wax Ventures, L.L.C. ("L&W"), a Delaware limited liability company and Astor Corporation ("Astor"), a Delaware corporation.

    WHEREAS, L&W and Astor are parties to that certain Agreement (the "Agreement"), dated as of October 1, 1996; and

    WHEREAS, L&W and Astor desire to amend the Agreement as set forth herein.

    NOW, THEREFORE, for and in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to legally bind themselves and their respective successors and permitted assigns, L&W and Astor do hereby amend the Agreement as follows:

    1. Section 4.5 of the Agreement shall be deleted in it's entirety. Any security interest created under Section 4.5 of the Agreement prior to the date of this First Amendment is hereby terminated.

    2. Section 4.6 of the Agreement shall be amended to change the amount of the Default Letter of Credit by deleteing the tern "One Hundred Seventy-Five Thousand Dollars ($175,OOO)" and replacing it with the term "Two Million Five Hundred Thousand Dollars ($2,500,000)". L&W hereby agrees to surrender the outstanding Default Letter of Credit in connection with the issuance of the new Defau1t Letter of Credit in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000).

    3. Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.

    4. Except as modified herein, all terms, conditions and covenants of the Agreement shall remain in full force and effect. This First Amendment may be executed in multiple counterparts, all of which when taken together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

LUBE & WAX VENTURES, L.L.C.      ASTOR CORPORATION

By: /s/ R.O. Johnson             By: /s/ Joseph L. Suave
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Name: /s/ R.O. Johnson           Name: /s/ Joseph L. Suave
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Title: Exec. Comm                Title: Vice President
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By: /s/ R. E. Germer
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Name: R.E. Germer
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Title: Exec. Comm
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